SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 8, 2005.

FBR Securitization, Inc.

(Exact name of registrant as specified in charter)

Delaware	333-127901	20-2028732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North, Arlington, VA 22209

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (703) 312-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

FBR Securitization, Inc. (the “Registrant”) registered issuance of its FBR Securitization Trust 2005-4, Callable Mortgage-Backed Notes, Series 2005-4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (333-127901) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $988,178,000 aggregate principal amount of Class A and Class M of its FBR Securitization Trust 2005-4, Callable Mortgage-Backed Notes, Series 2005-4 (collectively, the “Notes”) on December 8, 2005. This Current Report on Form 8-K is being filed to satisfy the undertaking contained in the definitive Prospectus dated September 7, 2005, as supplemented by the Prospectus Supplement dated December 2, 2005 (the “Prospectus Supplement”) to file a copy of the Transfer and Servicing Agreement, the Indenture and the Owner Trust Agreement (as defined below).

The Notes were issued pursuant to an Indenture, dated as of November 1, 2005 (the “Indenture”) among FBR Securitization Trust 2005-4, as issuer (the “Issuer”), Wells Fargo Bank, National Association, as securities administrator (the “Securities Administrator”) and HSBC Bank USA, National Association, as indenture trustee (the “Indenture Trustee”). The Indenture is attached hereto as Exhibit 4.1.

The Notes were sold to Friedman, Billings, Ramsey & Co., Inc. and Merrill Lynch & Co. (collectively, the “Underwriters”) pursuant to an Underwriting Agreement, dated as of December 2, 2005 (the “Underwriting Agreement”), by and among FBR Securitization, Inc., as depositor (the “Depositor”), MHC I, Inc. (the “Seller”), Friedman, Billings, Ramsey & Co., Inc. and the Underwriters.

The Notes are secured by certain mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $955,151,745 and an ownership certificate issued by the Issuer pursuant to the Amended and Restated Owner Trust Agreement, dated as of December 8, 2005 (the “Owner Trust Agreement”), by and among the Depositor, Wilmington Trust Company, as owner trustee, and the Securities Administrator. A copy of the Owner Trust Agreement is attached hereto as Exhibit 99.2.

The Mortgage Loans will be serviced by JPMorgan Chase Bank, National Association, as servicer (the “Servicer”) pursuant to the terms of a Transfer and Servicing Agreement dated as of November 1, 2005, by and among the Issuer, the Depositor, the Seller, the Securities Administrator, the Indenture Trustee, the Servicer and Wells Fargo Bank, National Association, as master servicer. A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Information and Exhibits

(a)	Financial Statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.

4.1	Indenture, dated as of November 1, 2005, among FBR Securitization Trust 2005-4, as issuer, Wells Fargo Bank, National Association, as securities administrator and HSBC Bank USA, National Association, as indenture trustee.

99.1	Transfer and Servicing Agreement, dated as of November 1, 2005, by and among FBR Securitization Trust 2005-4, as issuer, FBR Securitization, Inc., as depositor, MHC I, Inc., as seller, JPMorgan Chase Bank, National Association as servicer, Wells Fargo Bank, National Association, as securities administrator and master servicer, and HSBC Bank USA, National Association, as indenture trustee.

99.2	Amended and Restated Owner Trust Agreement, dated as of December 8, 2005, by and among FBR Securitization, Inc., as depositor, Wells Fargo Bank, National Association, as securities administrator, and Wilmington Trust Company, as owner trustee.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2005	FBR SECURITIZATION, INC.

	By:	/s/ Michael Warden
	Name:	Michael Warden
	Title:	Vice President

[FORM 8-K - FBR SECURITIZATION TRUST 2005-4 - POST-CLOSING]

Exhibit Index

Exhibit No.		Page
4.1	Indenture dated as of November 1, 2005, among FBR Securitization Trust 2005-4, as issuer, Wells Fargo Bank, National Association, as securities administrator and HSBC Bank, National Association, as indenture trustee. [Electronic Format]

99.1	Transfer and Servicing Agreement dated as of November 1, 2005, among FBR Securitization Trust 2005-4, as issuer, FBR Securitization, Inc., as depositor, MHC I, Inc., as seller, JPMorgan Chase Bank, National Association, Wells Fargo Bank, National Association, as securities administrator and master servicer, and HSBC Bank, National Association, as indenture trustee. [Electronic Format]

99.2	Amended and Restated Owner Trust Agreement, dated as of December 8, 2005, by and among FBR Securitization, Inc., as depositor, Wells Fargo Bank, National Association, as securities administrator, and Wilmington Trust Company, as owner trustee. [Electronic Format]